UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

SPREE ACQUISITION CORP. 1 LIMITED

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41172	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1922 Wildwood PL NE
Atlanta, GA	30324
(Address of Principal Executive Offices)	(Zip Code)

470-223-0227

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Trust Agreement Amendment

On December 19, 2025, upon approval by the shareholders of Spree Acquisition Corp. 1 Limited (“Spree” or the “Company”) of the Trust Extension Proposal (as defined and described in Item 5.07 below), the Company entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated December 15, 2021, as previously amended on June 12, 2023, December 21, 2023 and December 17, 2024 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to extend the date by which the Company must consummate its initial business combination from December 20, 2025 to December 20, 2026, or such earlier date as may be determined by the Company’s board of directors.

The foregoing description is qualified in its entirety by reference to the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director and Officer Resignations

Effective December 9, 2025, each of Joachim Drees, David Riemenschneider and Philipp von Hagen resigned as a director of the Company. Effective December 8, 2025, Nir Sasson resigned as Chief Operating Officer of the Company. Effective December 11, 2025, Eran Plaut resigned as a director and Chief Executive Officer of the Company. None of the resignations was the result of any dispute or disagreement with the Company or the board of directors on any matter relating to the Company’s operations, policies or practices. Steven Greenfield is the Company’s sole director.

Officer Appointment

Effective December 12, 2025, Shay Kronfeld, the Company’s Chief Financial Officer, was appointed Chief Executive Officer of the Company.

Biographic information regarding Mr. Kronfeld is included under Item 10 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, under the heading “Directors and Executive Officers,” and such information is incorporated herein by reference. There are no arrangements or understandings between Mr. Kronfeld and other persons pursuant to which he was selected as Chief Executive Officer. Mr. Kronfeld does not have a family relationship with any director or executive officer of the Company. Mr. Kronfeld has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Extension Amendment to Amended and Restated Articles

On December 19, 2025, the Company’s shareholders approved an amendment (the “Extension Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Articles”), which became effective upon approval and will be filed with the Registrar of Companies in the Cayman Islands.

The Extension Amendment extends the date by which the Company must consummate its initial business combination from December 20, 2025 to December 20, 2026, or such earlier date as may be determined by the Company’s board of directors.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which serves as Exhibit 3.1 hereto, and which is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting

On December 19, 2025, the Company held an extraordinary general meeting of the Company (the “Meeting”). At the Meeting, the Company’s shareholders approved each of the following proposals:

(i)	A proposal to approve, by way of special resolution, the Extension Amendment to Spree’s Amended and Restated Articles to extend the date by which Spree has to consummate a business combination from December 20, 2025 to December 20, 2026 or such earlier date as may be determined by the Company’s board of directors in its sole discretion (the “Articles Extension Proposal”).

(ii)	A proposal to approve the Trust Agreement Amendment, which amended the Trust Agreement, by and between the Company and Continental Stock Transfer & Trust Company to extend the date by which the Company would be required to consummate a business combination from December 20, 2025 to December 20, 2026, or such earlier date as may be determined by the Board in its sole discretion (the “Trust Extension Proposal”);

The affirmative vote of at least two-thirds (2/3) of the ordinary shares of the Company, par value $0.0001 per share (“Ordinary Shares”), consisting of Class A ordinary shares and one Class B ordinary share, voting as a single class, voted at the Meeting was required to approve the Articles Extension Proposal and the affirmative vote of at least 65% of the outstanding Ordinary Shares entitled to vote thereon was required to approve the Trust Extension Proposal. Each such requisite majority was achieved.

In connection with the vote on the Articles Extension Proposal, five publicly held Class A ordinary shares were redeemed, resulting in 5,969,187 Class A ordinary shares (consisting of 23,473 publicly held Class A ordinary shares, 945,715 Class A ordinary shares included in the private units sold to the Company’s sponsor concurrently with the Company’s initial public offering, and 4,999,999 sponsor-held founders shares that are Class A ordinary shares (which had been converted from Class B ordinary shares)), along with one Class B ordinary share, remaining outstanding.

Set forth below are the final voting results for each of the proposals:

Articles Extension Proposal

The Articles Extension Proposal was approved. The voting result for the Ordinary Shares was as follows:

For	Against	Abstain
5,947,618	0	0

Trust Extension Proposal

The Trust Extension Proposal was approved. The voting result for the Ordinary Shares was as follows:

For	Against	Abstain
5,947,618	0	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendments to Articles 49.7 and 49.8 of the Amended and Restated Memorandum and Articles of Association of the Company
10.1	Amendment to Investment Management Trust Agreement, dated as of December 19, 2025
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPREE ACQUISITION CORP. 1 LIMITED

By:	/s/ Shay Kronfeld
Name:	Shay Kronfeld
Title:	Chief Executive Officer

Date: December 22, 2025

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